Our Customers | Our People Perform | Invent 2020 AGA Financial Forum May 18-19, 2020 NYSE: AVA www.avistacorp.com

Disclaimer All forward-looking statements in this presentation are based on underlying assumptions (many of which are based, in turn, upon further assumptions). These statements are subject to a variety of risks, uncertainties and other factors. Most of these factors are beyond our control and may have a significant effect on our operations, results of operations, financial condition or cash flows, which could cause actual results to differ materially from those anticipated in our statements. Such risks, uncertainties and other factors include, among others, those included in the appendix herein and in our most recent Annual Report on Form 10-K, or Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission. Those reports are also available on our website at www.avistacorp.com 2

Avista at a glance . Incorporated in the territory of Washington in 1889 . Primarily an electric and natural gas utility . At the end of 2019, employed 1,796 people at Avista Utilities and 124 in our subsidiary businesses (including Alaska Electric Light & Power) . 2019 Operating revenue: $1.3 billion . 2019 Net income attributable to Avista Corporation shareholders: $197 million* . 2019 Diluted earnings per share: $2.97* . Annualized 2020 dividend per share: $1.62 . Total Avista Corporation Shareholders’ Equity as of December 31, 2019: $1.9 billion We improve our customers’ lives through innovative energy *2019 for Avista Utilities includes $1.00 per diluted share for the termination solutions. fee received from Hydro One and the payment of final transaction costs. Safely. Responsibly. Affordably. 3

Our focus for 2020 . Remain focused on running a great utility and providing reliable energy service to our customers during the COVID-19 pandemic . Invest prudent capital in our utility infrastructure to maintain and enhance our system . Maintain appropriate capital structure . Continue to reduce regulatory lag and more closely align earned returns with those authorized . Commitment to renewable energy . Filed Electric Integrated Resource Plan in Photo: Noxon Rapids Dam Idaho . Clean Energy Transformation Act in Washington . Continue process of joining the Western Energy Imbalance Market 4

COVID-19 Summary . Primary focus is on the safety of our customers and employees while providing reliable energy service. . Implemented business continuity plans and we believe that we will continue to be able to conduct our utility operations effectively. . We have informed retail customers and state regulators that disconnections and late fees for non-payment are temporarily suspended. . Although we have not experienced any significant supply chain issues to date, there could be negative impacts on the ability of suppliers, vendors or contractors to perform. . Successfully transitioned more than 1,300 employees to work remotely. . Our foundation's charitable giving across our service territory totals more than $1.1 million, and includes more than $865 thousand dollars toward relief from the impacts of COVID-19. 5

COVID-19 Financial Impacts . April electric loads were a 5% overall decline, with a 10% increase in residential, a 12% decrease in commercial and a 14% decrease in industrial. Natural gas loads were within normal bounds for the time of year. . We have decoupling and other regulatory mechanisms in Washington, Idaho and Oregon, which mitigate the impact of lower loads and revenues for residential and certain commercial customer classes. Over 90 percent of our utility revenue is covered by regulatory mechanisms. . Bad debt expense is expected to increase $5 million for the full year of 2020, including $1.6 million recognized in the first quarter of 2020. . We expect to offset some of the negative impacts of COVID-19 at Avista Utilities with cost savings, and we have filed petitions for an accounting order in each of our jurisdictions to defer the recognition of COVID-19 expenses as well as identified cost savings of other COVID-19 related benefits. . We do not expect the impact of COVID-19 to change our estimate of Avista Utilities’ capital expenditures of about $405 million in 2020. It is possible that prolonged economic distress or business interruptions could cause a decrease in our utility capital expenditures. . We are expecting additional losses at non-utility businesses for the remainder of the year due to overall market declines, including the impacts of COVID-19. . Improved liquidity through a $100 million credit agreement in April. 6

Expectations that drive performance . General rate cases in 2019: □ Settlement in Oregon, new rates effective January 15, 2020 □ Settlement in Idaho, new rates effective December 1, 2019 □ Partial settlement in Washington, new rates effective April 1, 2020 . Earnings challenges in 2020 □ Regulatory items in the first quarter □ COVID-19 □ Managing other costs and seeking regulatory deferral/offset for COVID-19 □ Losses at other non-utility businesses . Plan to file general rate cases in 2020 in Washington, Idaho and Oregon . Annual earnings growth* □ Return to earning close to allowed returns in 2023 □ Projecting long-term earnings growth of 4% to 6% following 2023 . Continued dividend growth □ Increased dividend 4.5% from 2019 to 2020 □ Targeting dividend payout of 65%-75% by 2023 * Assumes adequate and timely rate relief. 7

Net Income and Diluted EPS ($ in thousands, except per-share data) Q1 2020 Q1 2019 Net Income (Loss) by Business Segment attributable to Avista Corp. Shareholders Avista Utilities $45,979 $111,901 Alaska Electric Light and Power Company $3,395 $3,552 Other $(950) $341 Total Net Income attributable to Avista Corp. Shareholders $48,424 $115,794 Earnings (loss) per diluted share by Business Segment attributable to Avista Corp. Shareholders Avista Utilities $0.68 $1.70 Alaska Electric Light and Power Company $0.05 $0.05 Other $(0.01) $0.01 Total Earnings per diluted share attributable to Avista Corp. Shareholders $0.72 $1.76 Q1 2019 for Avista Utilities includes $1.01 per diluted share for the termination fee received from Hydro One and the payment of final transaction costs. 8

Investments to upgrade our systems 5% to 6% rate base growth $405 $405 $405 $405 Failed Plant & $21 $18 $16 $15 Operations $42 $42 $53 $43 Customer Requested $75 $64 $80 $88 Performance & $50 Capacity $60 $51 $50 Customer Service, Quality $74 $58 & Reliability $91 $90 Mandatory & Compliance $148 $152 $116 $123 Asset Condition 2020 2021 2022 2023 Excludes projected capital expenditures at AEL&P of $9 million in 2020 and 2021, $15 million in 2022 and $7 million in 2023. 9

Driving effective regulatory outcomes Timely and adequate recovery of costs and capital investments Washington Idaho Oregon . In October 2019, the Oregon Commission . In November 2019, the Idaho Commission approved a settlement designed to . In March 2020, the Washington approved a settlement designed to increase annual base revenues by $3.6 Commission approved a partial settlement decrease annual base revenues by $7.2 million or 4.2% effective Jan. 15, 2020. agreement in general rate case filed in million or 2.8% effective Dec. 1, 2019. This April 2019. Settlement is designed to outcome is in line with the Company’s . Based on 50% equity ratio and 9.4% increase annual base electric revenues by expectations. return on equity. $28.5 million, or 5.7 percent, and annual . Based on 50% equity ratio and 9.5% return . Filed general rate case in March 2020. natural gas base revenues by $8.0 million, on equity. The proposal is designed to increase or 8.5 percent, effective Apr. 1, 2020. annual base revenue by $6.8 million, or . Expect to file general rate cases in the 9.8 percent. Based on a 50% equity ratio . Based on 48.5% equity ratio and 9.4% fourth quarter of 2020. return on equity. with a 9.9% return on equity. . In March 2020, the 2015 general rate case remand was resolved by the Washington Commission. Results in a refund to Alaska Washington customers of $8.4 million. . In March 2020, the Washington Commission ordered the disallowance of . In November 2017, all-party settlement $3.3 million of replacement power costs agreement approved by Regulatory related to an unplanned outage at Colstrip Commission of Alaska designed to in 2018. increase base revenues by 3.86% or $1.3 . Expect to file general rate cases in the million, the level of interim rates that went fourth quarter of 2020. into effect in November 2016. . Based on a 58.18% equity ratio and an 11.95% return on equity. 10 . No plan to file general rate case until 2021.

Avista’s commitment to renewable energy Our Commitment . Carbon-neutral supply of electricity by the end of 2027 . Serve customers with 100% clean electricity by 2045 Our History . Among the lowest carbon emitting electric utilities in the Long history of commitment to nation* environmental stewardship . Founded on clean, renewable hydro power in 1889 . First utility-scale biomass generation project in the 1980’s Photo: Spokane River Upper Falls . Three renewable energy projects implemented in the last three years: two solar and one wind *Source: Benchmarking Air Emissions of the 100 Largest Power Producers in the United States, NRDC, June 2019 11

Western Energy Imbalance Market . Plan to join in 2022. . Real-time energy market should allow Avista to further integrate renewable generation on the system. . Avista estimates the total cost of joining the EIM to be approximately $25 million for both capital and operating expense over the three-year implementation period. . Avista estimates annual benefits of approximately $6 million from market participation. . Avista expects to seek recovery of the net costs through the regulatory process. 12

Washington Clean Energy Transformation Act (CETA) Energy Resources . Must eliminate the allocation of coal-fired resources to Washington customers by the end of 2025 . Colstrip depreciation accelerated to 2025 in Washington general rate case, implemented April 1, 2020 . Achieve carbon neutrality by 2030 while meeting 80% of Washington load through renewable or non-emitting resources . Serve entire Washington load with renewable or non-emitting resources by Jan. 1, 2045 . Consistent with Avista’s commitment to renewable energy Regulatory . Commission issued Policy Statement on “used and useful” in January 2020 . Provides the Commission authority to allow for the recovery of costs of property which becomes used and useful during a period of up to 48 months after rates have been approved . Acknowledges the Commission’s authority to approve performance and incentive-based regulation, multi-year rate plans, and “other flexible regulatory mechanisms” . Allows utilities to defer costs incurred to meet clean energy plans for a period of up to 36 months with a return, including an imputed return on power purchase agreements . Limits rate increases to 2% to meet compliance requirements 13

2020 Earnings Guidance

2020 Earnings Guidance		
	Revised	Original
Avista Utilities	$1.77 – $1.89	$1.89 – $2.01
AEL&P	$0.07 – $0.11	$0.08 – $0.12
Other	$(0.09) – $(0.05)	$(0.02) – $0.02
Consolidated	$1.75 – $1.95	$1.95 – $2.15

Revised effective May 8, 2020

Guidance Assumptions

- The midpoint of our guidance range for Avista Utilities does not include any benefit or expense under the Energy Recovery Mechanism (ERM). We expect to be in a benefit position under the ERM within the 90 percent customers/10 percent shareholders sharing band, which is expected to add $0.07 per diluted share.
- Our outlook for Avista Utilities and AEL&P assumes, among other variables, normal precipitation, temperatures and hydroelectric generation for the remainder of the year.
- We cannot predict the duration and severity of the COVID-19 global pandemic. The longer and more severe the economic restrictions and business disruption, the greater the impact on our operations, results of operations, financial condition and cash flows.

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AVISTA

A solid investment . Strong and responsible core utility □ Investing substantially to modernize infrastructure and upgrade systems □ Successful rate case settlements in 2019 in Washington, Oregon and Idaho □ Committed to reducing regulatory timing lag by 2023; long-term growth rate of 4 to 6 percent after 2023 Better energy for life…. □ Steady returns and attractive dividend yield Building purpose and aspiration, shaping the best public policy outcomes, and collaborating with others to achieve results – that’s better for our customers, □ Committed to renewable energy and one of the our employees, our communities, our greenest electric utilities in the U.S.* shareholders. Photo: Cabinet Gorge Dam □ One of Ethisphere Institute’s “2020 World’s Most Ethical Companies” *Source: Benchmarking Air Emissions of the 100 Largest Power Producers in the United States, NRDC, June 2019 15

We welcome your questions Company Contact John Wilcox, Investor Relations Manager 509-495-4171 john.wilcox@avistacorp.com www.avistacorp.com Photo: Huntington Park, Spokane, Wash. 16

Avista Corporation Appendix 17

Environment, Social and Governance  Founded in 1889 on clean, renewable hydropower  Among the lowest carbon emitting electric utilities in the nation  Carbon neutral electric supply by 2027 and serve customers with 100% Environmental clean electricity by 2045  Three renewable energy projects implemented in the last three years  One of Ethisphere Institute’s “2020 World’s Most Ethical Companies”  $7 million commitment to help prevent homelessness, promote youth education and support small communities Social  Strong safety culture  Code of Conduct for employees and vendors  Nine of eleven directors are independent  Independent lead director Governance  Positions of Chairman and CEO are separated  Diverse board with four female directors 18

Strong and stable utility core Avista Utilities . Regulated electric and natural gas operations . Serves customers in Washington, Idaho and Oregon . Contributes about 95% of earnings Alaska Electric Light & Power Company Our Customers | Our People (AEL&P) Perform | Invent . Regulated electric operations Photo: Long Lake Dam . Serves customers in City and Borough of Juneau 19

Avista Utilities Significant investments in utility infrastructure 20

Avista Utilities Rate Base Estimated Rate Authorized Authorized Base as of Overall Authorized Common March 2020 Rate of Return on Equity Jurisdiction and service ($ in millions) (1) Return Equity Ratio Washington electric $1,728 7.50% 9.4% 48.5% Washington natural gas 418 7.50% 9.4% 48.5% Idaho electric 833 7.61% 9.5% 50.0% Idaho natural gas 174 7.61% 9.5% 50.0% Oregon natural gas 278 7.35% 9.4% 50.0% Total $3,431 (1) Based on average-of-monthly averages for the prior 12-month period. 21

Solid foundation and continued commitment to innovation Providing safe and reliable service for over 130 years . Diverse customer base □ 30,000 square mile service territory □ Service area population 1.7 million – 395,000 retail electric customers – 363,000 retail natural gas customers . Strong customer focus □ 90% percent or better customer satisfaction ratings every year since 1999 □ We must hold our customers’ interests at the forefront of all our decisions, operating our business by showing that we are transparent, genuinely care, and are easy to do business with. . Invested in our communities □ In 2019, announced donation of $7 million to the Avista Foundation to help prevent homelessness, promote youth education and support small communities. 22

A responsible mix of generation Founded on clean, renewable hydropower . Strategy is to control a portfolio of resources that responsibly and affordably meet our long-term energy needs with carbon neutral by 2027 and 100% clean by 2045 . Filed electric Integrated Resource Plan in February 2020 in Idaho and will file in Washington in 2021 . Three renewable energy projects implemented in the last three years: two solar and one wind Post Falls Dam, Idaho 23

Alaska Electric Light & Power Company Oldest regulated electric utility in Alaska, founded in 1893 . Serves 17,000 electric customers in the City and Borough of Juneau, meeting nearly all of its energy needs with hydropower . One of the lowest-cost electric utilities in the state . Approved capital structure of 58.18% equity ratio and an authorized return on equity of 11.95% Juneau, Alaska 24

Growth outside core utility Strategic Investments Developing platforms for future growth 25

Creating new growth platforms . Targeted investments □ Invested $14 million in 2019 □ Plan to invest $15 million in each of 2020 and 2021, $12 million in 2022 □ Energy Impact Partners – Private equity fund that invests in emerging technologies, services, and business models throughout electric supply chain with a collaborative, strategic investment approach. □ South University District Development – Joint venture for a real estate development hosting a zero-energy, zero-carbon cross laminated timber building and an energy innovation center coordinating utility grid operations with tenant and building operations. □ OpenDSP – Open source software for smart grid interoperability 26

Avista Corporation Financial Performance Metrics 27

Financial Performance Total Earnings per Diluted Share Attributable to Avista Corporation $2.97 $2.15 $1.97 $2.07 $1.79 2015 2016 2017* 2018* 2019** Continuing Operations Ecova (DiscOp) *2018 earnings reduced by $0.04 per diluted share and 2017 earnings reduced by $0.19 per diluted share of acquisition costs associated with the Hydro One transaction. 2017 earnings were also reduced by $0.16 per diluted share associated with tax law changes. **2019 includes $1.00 per diluted share for the termination fee received from Hydro One and the payment of final transaction costs. 28

Prudent Balance Sheet and Liquidity . As of April 30th, we had $188 million of available liquidity under our $400 million line of credit. . In April 2020, we entered into a 364-day credit agreement to improve liquidity with COVID-19 in the amount of $100 million. . In 2020, we expect to issue approximately $165 million of long-term debt and $70 million of equity in order to refinance maturing long-term debt, fund planned capital expenditures and maintain an appropriate capital structure. Upcoming debt maturities ($ millions) Consolidated Capital Structure March 31, 2020 $250 Equity Debt 46.5% 53.5% $52 $25 $14 2020 2021 2022 2023 2024 2025 2026 2027 2028 Additional long-term debt maturities beyond 2028 not shown Excludes debt maturities of $15 million at Alaska Energy and Resources Company in 2024 29

Attractive and growing dividend Targeting 65%-75% Payout Ratio by 2023 $1.62 $1.55 $1.49 $1.43 $1.37 $1.32 2015 2016 2017 2018 2019 2020 *Current quarterly dividend of $0.405 annualized 30

Risks, Uncertainties and Other Factors That Could Affect Future Results Forward-looking statements are subject to a variety of risks, uncertainties and other factors. Most of these factors are beyond our control and may have a significant effect on our operations, results of operations, financial condition or cash flows, which could cause actual results to differ materially from those anticipated in our statements. Such risks, uncertainties and other factors include, among others: Utility Regulatory Risk state and federal regulatory decisions or related judicial decisions that affect our ability to recover costs and earn a reasonable return including, but not limited to, disallowance or delay in the recovery of capital investments, operating costs, commodity costs, interest rate swap derivatives, the ordering of refunds to customers and discretion over allowed return on investment; the loss of regulatory accounting treatment, which could require the write-off of regulatory assets and the loss of regulatory deferral and recovery mechanisms; Operational Risk pandemics (including the current COVID-19 pandemic), which could disrupt our business, as well as the global, national and local economy, resulting in a decline in customer demand, deterioration in the creditworthiness of our customers, increases in operating and capital costs, delays in capital projects, disruption in supply chains, and disruption, weakness and volatility in capital markets. In addition, any of these factors could negatively impact our liquidity and limit our access to capital, among other implications; wildfires ignited, or allegedly ignited, by Avista Corp. equipment or facilities could cause significant loss of life and property, thereby causing serious operational and financial harm to Avista Corp. and our customers; severe weather or natural disasters, including, but not limited to, avalanches, wind storms, wildfires, earthquakes, snow and ice storms, that can disrupt energy generation, transmission and distribution, as well as the availability and costs of fuel, materials, equipment, supplies and support services; explosions, fires, accidents, mechanical breakdowns or other incidents that could impair assets and may disrupt operations of any of our generation facilities, transmission, and electric and natural gas distribution systems or other operations and may require us to purchase replacement power or incur costs to repair our facilities; explosions, fires, accidents or other incidents arising from or allegedly arising from our operations that could cause injuries to the public or property damage; blackouts or disruptions of interconnected transmission systems (the regional power grid); terrorist attacks, cyberattacks or other malicious acts that could disrupt or cause damage to our utility assets or to the national or regional economy in general, including any effects of terrorism, cyberattacks, ransomware, or vandalism that damage or disrupt information technology systems; work-force issues, including changes in collective bargaining unit agreements, strikes, work stoppages, the loss of key executives, availability of workers in a variety of skill areas, and our ability recruit and retain employees; increasing costs of insurance, more restrictive coverage terms and our ability to obtain insurance; delays or changes in construction costs, and/or our ability to obtain required permits and materials for present or prospective facilities; increasing health care costs and cost of health insurance provided to our employees and retirees; third party construction of buildings, billboard signs, towers or other structures within our rights of way, or placement of fuel containers within close proximity to our transformers or other equipment, including overbuild atop natural gas distribution lines; the loss of key suppliers for materials or services or other disruptions to the supply chain; adverse impacts to our Alaska electric utility that could result from an extended outage of its hydroelectric generating resources or their inability to deliver energy, due to their lack of interconnectivity to any other electrical grids and the availability or cost of replacement power (diesel); changing river regulation or operations at hydroelectric facilities not owned by us, which could impact our hydroelectric facilities downstream; change in the use, availability or abundancy of water resources and/or rights needed for operation of our hydroelectric facilities; Cyber and Technology Risk cyberattacks on the operating systems that are used in the operation of our electric generation, transmission and distribution facilities and our natural gas distribution facilities, and cyberattacks on such systems of other energy companies with which we are interconnected, which could damage or destroy facilities or systems or disrupt operations for extended periods of time and result in the incurrence of liabilities and costs; cyberattacks on the administrative systems that are used in the administration of our business, including customer billing and customer service, accounting, communications, compliance and other administrative functions, and cyberattacks on such systems of our vendors and other companies with which we do business, which could result in the disruption of business operations, the release of private information and the incurrence of liabilities and costs; changes in costs that impede our ability to effectively implement new information technology systems or to operate and maintain current production technology; changes in technologies, possibly making some of the current technology we utilize obsolete or introducing new cyber security risks; insufficient technology skills, which could lead to the inability to develop, modify or maintain our information systems;

Risks, Uncertainties and Other Factors That Could Affect Future Results Strategic Risk growth or decline of our customer base due to new uses for our services or decline in existing services, including, but not limited to, the effect of the trend toward distributed generation at customer sites; the potential effects of negative publicity regarding our business practices, whether true or not, which could hurt our reputation and result in litigation or a decline in our common stock price; changes in our strategic business plans, which could be affected by any or all of the foregoing, including the entry into new businesses and/or the exit from existing businesses and the extent of our business development efforts where potential future business is uncertain; wholesale and retail competition including alternative energy sources, growth in customer-owned power resource technologies that displace utility-supplied energy or that may be sold back to the utility, and alternative energy suppliers and delivery arrangements; entering into or growth of non-regulated activities may increase earnings volatility; the risk of municipalization or other form of service territory reduction; External Mandates Risk changes in environmental laws, regulations, decisions and policies, including present and potential environmental remediation costs and our compliance with these matters; the potential effects of initiatives, legislation or administrative rulemaking at the federal, state or local levels, including possible effects on our generating resources, prohibitions or restrictions on new or existing services, or restrictions on greenhouse gas emissions to mitigate concerns over global climate changes; political pressures or regulatory practices that could constrain or place additional cost burdens on our distribution systems through accelerated adoption of distributed generation or electric-powered transportation or on our energy supply sources, such as campaigns to halt fossil fuel fired power generation and opposition to other thermal generation, wind turbines or hydroelectric facilities; failure to identify changes in legislation, taxation and regulatory issues that could be detrimental or beneficial to our overall business; policy and/or legislative changes in various regulated areas, including, but not limited to, environmental regulation, healthcare regulations and import/export regulations; Financial Risk weather conditions, which affect both energy demand and electric generating capability, including the impact of precipitation and temperature on hydroelectric resources, the impact of wind patterns on wind- generated power, weather-sensitive customer demand, and similar impacts on supply and demand in the wholesale energy markets; our ability to obtain financing through the issuance of debt and/or equity securities, which could be affected by various factors including our credit ratings, interest rates, other capital market conditions and global economic conditions; changes in interest rates that affect borrowing costs, our ability to effectively hedge interest rates for anticipated debt issuances, variable interest rate borrowing and the extent to which we recover interest costs through retail rates collected from customers; changes in actuarial assumptions, interest rates and the actual return on plan assets for our pension and other postretirement benefit plans, which could affect future funding obligations, pension and other postretirement benefit expense and the related liabilities; the outcome of legal proceedings and other contingencies; economic conditions in our service areas, including the economy's effects on customer demand for utility services; economic conditions nationally may affect the valuation of our unregulated portfolio companies; declining energy demand related to customer energy efficiency, conservation measures and/or increased distributed generation; changes in the long-term climate and weather could materially affect, among other things, customer demand, the volume and timing of streamflows required for hydroelectric generation, costs of generation, transmission and distribution. Increased or new risks may arise from severe weather or natural disasters, including wildfires; industry and geographic concentrations which could increase our exposure to credit risks due to counterparties, suppliers and customers being similarly affected by changing conditions; deterioration in the creditworthiness of our customers; Energy Commodity Risk volatility and illiquidity in wholesale energy markets, including exchanges, the availability of willing buyers and sellers, changes in wholesale energy prices that could affect operating income, cash requirements to purchase electricity and natural gas, value received for wholesale sales, collateral required of us by individual counterparties and/or exchanges in wholesale energy transactions and credit risk to us from such transactions, and the market value of derivative assets and liabilities; default or nonperformance on the part of any parties from whom we purchase and/or sell capacity or energy; potential environmental regulations or lawsuits affecting our ability to utilize or resulting in the obsolescence of our power supply resources; explosions, fires, accidents, pipeline ruptures or other incidents that could limit energy supply to our facilities or our surrounding territory, which could result in a shortage of commodities in the market that could increase the cost of replacement commodities from other sources; Compliance Risk changes in laws, regulations, decisions and policies at the federal, state or local levels, which could materially impact both our electric and gas operations and costs of operations; and the ability to comply with the terms of the licenses and permits for our hydroelectric or thermal generating facilities at cost-effective levels.